Exhibit 99.1

STONEPEAK CATARINA HOLDINGS LLC

By: STONEPEAK CATARINA UPPER HOLDINGS LLC, its managing member
By:  STONEPEAK INFRASTRUCTURE FUND (ORION AIV) LP, its managing member
By: STONEPEAK ASSOCIATES LLC, its general partner
By: STONEPEAK GP HOLDINGS LP, its sole member
By: STONEPEAK GP INVESTORS LLC, its general partner
By: STONEPEAK GP INVESTORS MANAGER LLC, its managing member
By: /s/ Michael Dorrell
Name:  Michael Dorrell
Title:  Managing Member                                                 Date:  11/22/2019

STONEPEAK CATARINA UPPER HOLDINGS LLC

By:  STONEPEAK INFRASTRUCTURE FUND (ORION AIV) LP, its managing member
By: STONEPEAK ASSOCIATES LLC, its general partner
By: STONEPEAK GP HOLDINGS LP, its sole member
By: STONEPEAK GP INVESTORS LLC, its general partner
By: STONEPEAK GP INVESTORS MANAGER LLC, its managing member
By: /s/ Michael Dorrell
Name:  Michael Dorrell
Title:  Managing Member                                                 Date:  11/22/2019

STONEPEAK INFRASTRUCTURE FUND (ORION AIV) LP

By: STONEPEAK ASSOCIATES LLC, its general partner
By: STONEPEAK GP HOLDINGS LP, its sole member
By: STONEPEAK GP INVESTORS LLC, its general partner
By: STONEPEAK GP INVESTORS MANAGER LLC, its managing member
By: /s/ Michael Dorrell
Name:  Michael Dorrell
Title:  Managing Member                                                 Date:  11/22/2019

STONEPEAK ASSOCIATES LLC

By: STONEPEAK GP HOLDINGS LP, its sole member
By: STONEPEAK GP INVESTORS LLC, its general partner
By: STONEPEAK GP INVESTORS MANAGER LLC, its managing member
By: /s/ Michael Dorrell
Name:  Michael Dorrell
Title:  Managing Member                                                 Date: 11/22/2019

STONEPEAK GP HOLDINGS LP

By: STONEPEAK GP INVESTORS LLC, its general partner
By: STONEPEAK GP INVESTORS MANAGER LLC, its managing member
By: /s/ Michael Dorrell
Name:  Michael Dorrell
Title:  Managing Member                                                 Date: 11/22/2019

STONEPEAK GP INVESTORS LLC

By: STONEPEAK GP INVESTORS MANAGER LLC, its managing member
By: /s/ Michael Dorrell
Name:  Michael Dorrell
Title:  Managing Member                                                 Date:  11/22/2019

STONEPEAK GP INVESTORS MANAGER LLC

By: /s/ Michael Dorrell
Name:  Michael Dorrell
Title:  Managing Member                                                 Date:  11/22/2019